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                                                                    EXHIBIT 21.1

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                        USAI LLC SUBSIDIARIES AS OF 2/01
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              SUBSIDIARY                     JURISDICTION OF INCORPORATION
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

AST LLC                                                Delaware
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AST SUB INC                                            Delaware
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Coldwater USA Cable Development LLC                    Delaware
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ECS Sports Fulfullment LLC                             Delaware
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Exception Management Services LP                       Delaware
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Exposure Studios LLC                                   Delaware
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Fare Holm Productions Limited                       Ontario, Canada
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Flagship Development LLC                               Delaware
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Happy Hours Development LLC                            Delaware
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Home Shopping Network En Espanol LLC                   Delaware
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Home Shopping Network En Espanol LP                    Delaware
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Home Shopping Network GmbH                              Germany
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Home Shopping Network, Inc.                            Delaware
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HSN Capital LLC                                        Delaware
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HSN Direct LLC                                         Delaware
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HSN Fulfillment LLC                                    Delaware
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HSN General Partner LLC                                Delaware
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HSN Interactive LLC                                    Delaware
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HSN LP                                                 Delaware
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HSN Media LLC                                          Delaware
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HSN of Nevada LLC                                      Delaware
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HSN Realty LLC                                         Delaware
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HSN Travel LLC                                         Delaware
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Ingenious Designs LLC                                  Delaware
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Laurel Productions LLC                                 Delaware
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Lexi Productions LLC                                   Delaware
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MarkeTech Services, Inc.                               Delaware
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Music of Sci Fi Channel LLC                            Delaware
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Music of Studios USA LLC                              California
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Music of USA Cable Entertainment LLC                   Delaware
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Music of USA Network LLC                               Delaware
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National Call Center LP                                Delaware
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NCL LLC                                                Delaware
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New-U Studios Holdings, Inc.                           Delaware
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Nicholas Productions LLC                               Delaware
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North American Television, Inc.                         Nevada
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NWI Cable                                               Nevada
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NWI Direct Inc.                                         Nevada
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NWI Network Inc.                                        Nevada
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NWI Television                                          Nevada
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Sci Fi Channel Publishing LLC                          Delaware
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Sci Fi Lab Development LLC                             Delaware
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Sci Fi Lab LLC                                         Delaware
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Sci Fi LLC                                             Delaware
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SF Multistations, Inc.                                 Delaware
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
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Short Shopping LLC                                     Delaware
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Storm Front LLC                                        Delaware
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Studios USA Canada Productions, Inc.                   Delaware
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Studios USA First-Run Entertainment LLC                Delaware
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Studios USA First-Run Productions LLC                  Delaware
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Studios USA First-Run TV LLC                           Delaware
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Studios USA LLC                                        Delaware
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Studios USA Music Publishing LLC                 Delaware & California
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Studios USA Pictures Development LLC                   Delaware
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Studios USA Pictures LLC                               Delaware
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Studios USA Programming LLC                            Delaware
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Studios USA Reality Television LLC                     Delaware
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Studios USA Talk Productions LLC                       Delaware
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Studios USA Talk Televison LLC                         Delaware
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Studios USA Talk Video LLC                             Delaware
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Studios USA Television Distribution LLC                Delaware
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Studios USA Television LLC                             Delaware
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Styleclick, Inc.                                       Delaware
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Talk Video Productions LLC                             Delaware
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Trio Cable, Inc.                                        Nevada
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Trio Direct Inc.                                        Nevada
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Trio Network Inc.                                       Nevada
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Trio Television Inc.                                    Nevada
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True Blue Productions LLC                              Delaware
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Underworld Productions LLC                             Delaware
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USA Cable                                              New York
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USA Cable Entertainment Development LLC                Delaware
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USA Cable Entertainment LLC                            Delaware
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USA Cable Entertainment Publishing LLC                 Delaware
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USA Electronic Commerce and Services LLC               Delaware
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USA Network Publishing LLC                             Delaware
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USA Networks Holdings, Inc.                            Delaware
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USA Networks Interactive LLC                           Delaware
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USA Networks Partner LLC                               Delaware
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USA Television Production Group LLC                    Delaware
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USANI Holding XI, Inc.                                 Delaware
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USANI Sub LLC                                          Delaware
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Writers Development LLC                                Delaware
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